RIDER TO PROVIDE LAPSE PROTECTION

On any monthly date after the Limited No-Lapse Guarantee period (see Limited No-Lapse Guarantee), when the contract would otherwise be in default (see Default), the contract will remain in force until the next monthly date if the no-lapse guarantee value is greater than zero and there is no excess contract debt. If the no-lapse guarantee value is zero or less or there is excess contract debt, the contract is in default.

The no-lapse guarantee value, no-lapse contract fund, no-lapse charge for sales expenses, no-lapse cost of insurance, no-lapse net amount at risk, and no-lapse death benefit (described below) are reference values only and are not used in the determination of values and benefits under this contract. They are used only to determine if the contract is in default.

No-Lapse Guarantee Value

The no-lapse guarantee value is equal to the no-lapse contract fund, less any contract debt. If the contract is reinstated, the amount of any existing contract debt on the date of default will not be included in the no-lapse contract fund.

No-Lapse Contract Fund

When you make your first premium payment, the no-lapse invested premium amount, less any no-lapse charges due on or before that day, becomes your no-lapse contract fund. Beginning on the contract date, amounts are added to and subtracted from the no-lapse contract fund as shown under No-Lapse Adjustments to the No-Lapse Contract Fund.

No-Lapse Charge for Sales Expenses

We subtract a no-lapse charge for sales expenses from each premium paid. The premium allocation amounts and the initial and ultimate rates are shown in the No-Lapse Charge For Sales Expenses Rate Table. For any premium we receive in the 21-day period preceding a contract anniversary on which the initial or ultimate rates decrease, we will subtract a no-lapse charge for sales expenses no greater than the amount we would subtract if that premium were received on the contract anniversary.

To determine the amount deducted from each premium, we perform the following steps:

1.	We determine any premium amount already paid during the current contract year. (This amount may be zero.)

2.	We subtract the step 1 amount from the premium allocation amount on the date we receive your current premium. If the result is less than zero, we consider it to be zero.

3.
If the current premium amount is less than or equal to the step 2 amount, the entire premium amount is multiplied by the initial rate to determine the no-lapse charge for sales expenses for that premium. If the current premium amount is greater than the step 2 amount, we (a) multiply the step 2 amount by the initial rate, and (b) multiply the difference between the submitted premium and the step 2 amount by the ultimate rate. The total of (a) and (b) is the no-lapse charge for sales expenses for that premium.

No-Lapse Cost of Insurance

On each monthly date, we will deduct a charge for the no-lapse cost of insurance from the no-lapse contract fund. To determine this charge, we use the following method:

ICC14 PLI 522-2014

We determine the no-lapse cost of insurance rate using the monthly rate shown under the Table of No-Lapse Monthly Insurance Rates per $1,000 of No-Lapse Net Amount at Risk for the appropriate contract year.

We multiply that rate by the no-lapse net amount at risk divided by $1,000 to compute the charge for the no-lapse cost of insurance. No-Lapse Net Amount at Risk

The no-lapse net amount at risk is equal to the no-lapse death benefit minus the no-lapse contract fund.

No-Lapse Death Benefit

This contract has a Type A or Type B death benefit. We show the type of death benefit that applies to this contract under Type of Death Benefit.

If this contract has a Type A death benefit, the no-lapse death benefit is equal to the greater of (1) the basic insurance amount, and (2) the no-lapse contract fund before deduction of any no-lapse monthly charges due on that date, multiplied by the attained age factor that applies.

If this contract has a Type B death benefit, the no-lapse death benefit is equal to the greater of (1) the basic insurance amount plus the no-lapse contract fund before deduction of any no-lapse monthly charges due on that date, and (2) the no-lapse contract fund before deduction of any no-lapse monthly charges due on that date, multiplied by the attained age factor that applies.

Lapse Protection Enhancement

On each contract anniversary shown in the Schedule of Lapse Protection Enhancement Rates we will calculate a lapse protection enhancement as shown below. Depending on the amount in your contract fund, it is possible the lapse protection enhancement amount may be zero.

To determine the lapse protection enhancement amount, we perform the following steps:

1.	We multiply the contract fund by a rate not less than the Portion Rate shown in the Schedule of Lapse Protection Enhancement Rates for the contract anniversary;

2.	We subtract the greater of the no-lapse contract fund and zero from the step 1 amount;

3.
If the result of step 2 is greater than zero, we multiply the step 2 amount by a rate not less than the Reset Rate shown in the Schedule of Lapse Protection Enhancement Rates and add the resulting amount to the no-lapse contract fund.

Total Disability Benefit

This contract may have a rider for the payment of an invested premium amount benefit upon the Insured's total disability. If it does, this benefit will be listed on a contract data page and a copy of the rider will be included in this contract. On each monthly date benefits are paid under this rider, we will credit the no-lapse contract fund with a no-lapse invested premium amount equal to the total of the monthly deductions from the no-lapse contract fund on that monthly date.

ICC14 PLI 522-2014                                                                          Page 2

Termination

This rider will end on the earliest of:

1. the end of the last day of the grace period if the contract is in default;

2. the date the contract is surrendered for its net cash value; and

3. the date the contract ends for any other reason.

This Supplementary Benefit rider is attached to the contract on the Contract Date and is made part of the entire contract. The rider provisions apply in lieu of any policy provisions to the contrary.

Pruco Life Insurance Company,

By
                             Secretary

ICC14 PLI 522-2014 Page 3

PROCESSING DATE: [XXX XX, XXXX] POLICY NO. [XX XXX XXX]

LAPSE PROTECTION RIDER DATA

No-Lapse Adjustments to Premium Payments

From each premium paid we will:

subtract a no-lapse administrative charge of 3.75% of the premium paid.

subtract a no-lapse charge for sales expenses as described under No-Lapse Charge for Sales Expenses.

The remainder of the premium is the no-lapse invested premium amount.

No-Lapse Adjustments to the No-Lapse Contract Fund

On the Contract Date the no-lapse contract fund is equal to the no-lapse invested premium amount credited on that date, minus any of the charges described below which may be due on that date.
On each day after the contract date, we will adjust the no-lapse contract fund by: adding any no-lapse invested premium amounts.

adding no-lapse interest on that portion of the no-lapse contract fund in excess of the amount of any loan as follows:

Contract Year(s)		Effective Annual Rate of No-Lapse Interest
1 - 2	1.00%	(0.00272616% a day)
3 - 4	1.62%	(0.00440289% a day)
5	2.25%	(0.00609624% a day)
6	2.75%	(0.00743279% a day)
7	3.50%	(0.00942549% a day)
8	4.50%	(0.01206015% a day)
9	5.50%	(0.01466978% a day)
10	6.00%	(0.01596536% a day)
11	6.50%	(0.01725486% a day)
12 and later	7.00%	(0.01853833% a day)

adding no-lapse interest on that portion of the no-lapse contract fund equal to the amount of any loan at an effective annual rate of 1% (0.00272616% per day).

subtracting any withdrawals.

RIDER DATA CONTINUED ON NEXT PAGE

ICC14 PLI 522-2014                                                                                                                      Page 1

PROCESSING DATE: [XXX XX, XXXX] POLICY NO. [XX XXX XXX]
LAPSE PROTECTION RIDER DATA CONTINUED And on each monthly date, we will adjust the no-lapse contract fund by:

subtracting a monthly charge for administrative expenses of:

[$0.19] per $1,000 of the basic insurance amount plus $9.00;
changing on [MAY 1, 2024] to [$0.00] of the basic insurance amount plus $9.00 thereafter.

subtracting a monthly charge for the no-lapse cost of insurance (see No-Lapse Cost of Insurance).

[subtracting a monthly no-lapse charge for the Payment of Invested Premium Amount Benefit Upon Insured’s Total Disability (Rider VL 100 B4 of [7.519%] of the current total disability benefit as described in the Total Disability Benefit provision in the rider .]

[subtracting a maximum monthly no-lapse charge for Insured’s Accidental Death Benefit (Rider VL 110 B) of [$1.66]. ]

[subtracting a monthly no-lapse charge for the Rider to Provide Acceleration of Death Benefit
(Rider ICC14 VL 145 B3). This charge will be waived from the time benefit payments begin.]

[subtracting a maximum monthly no-lapse charge for Level Term Insurance Benefit on Dependent Children (Rider [VL 182 B]) of [$10.36] payable until [MAY 1, 2054]. ]

[subtracting a maximum monthly no-lapse charge for Level Term Insurance Benefit on Dependent Children (Rider [VL 184 B]) of [$10.36] payable until [MAY 1, 2054]. ]

And on each contract anniversary shown in the Schedule of Lapse Protection Enhancement Rates, we will adjust the no-lapse contract fund by:

adding any Lapse Protection Enhancement in accordance with the schedule provided below (see Lapse Protection Enhancement).

RIDER DATA CONTINUED ON NEXT PAGE

ICC14 PLI 522-2014                                                                                                                     Page 2

PROCESSING DATE: [XXX XX, XXXX] POLICY NO. [XX XXX XXX]

LAPSE PROTECTION RIDER DATA CONTINUED Schedule of Lapse Protection Enhancement Rates

On the contract anniversaries specified below, we will calculate any Lapse Protection Enhancement and add the result to the no-lapse contract fund (see Lapse Protection Enhancement).

Contract Anniversary                                        Portion Rate                                  Reset Rate

[19] and later                                                  [65%]                                           [100%]

RIDER DATA CONTINUED ON NEXT PAGE

ICC14 PLI 522-2014                                                                                                                     Page 3

PROCESSING DATE: [XXX XX, XXXX] POLICY NO. [XX XXX XXX]

LAPSE PROTECTION RIDER DATA CONTINUED

Table of No-Lapse Monthly Insurance Rates per $1,000 of No-Lapse Net Amount at Risk

Contract Year	Monthly Rate	Contract Year	Monthly Rate
[1]	[0.09279]	[36]	[2.12563]
[2]	[0.09373]	[37]	[2.35443]
[3]	[0.09467]	[38]	[2.62192]
[4]	[0.09563]	[39]	[2.90370]
[5]	[0.09660]	[40]	[3.20652]
[6]	[0.09757]	[41]	[3.53627]
[7]	[0.10851]	[42]	[3.90806]
[8]	[0.12113]	[43]	[4.34042]
[9]	[0.13459]	[44]	[4.84260]
[10]	[0.15057]	[45]	[5.40534]
[11]	[0.16907]	[46]	[6.03284]
[12]	[0.19094]	[47]	[6.71503]
[13]	[0.21534]	[48]	[7.43760]
[14]	[0.24058]	[49]	[8.22661]
[15]	[0.26412]	[50]	[9.10394]
[16]	[0.28768]	[51]	[10.07970]
[17]	[0.31376]	[52]	[11.15303]
[18]	[0.34320]	[53]	[12.31300]
[19]	[0.37768]	[54]	[13.54615]
[20]	[0.41553]	[55]	[14.83986]
[21]	[0.46180]	[56]	[16.12853]
[22]	[0.51143]	[57]	[17.39701]
[23]	[0.56526]	[58]	[18.72605]
[24]	[0.62246]	[59]	[20.12744]
[25]	[0.68219]	[60]	[21.60368]
[26]	[0.79238]	[61]	[23.06564]
[27]	[0.88575]	[62]	[24.49309]
[28]	[0.99426]	[63]	[26.01392]
[29]	[1.11286]	[64]	[27.63569]
[30]	[1.23652]	[65]	[29.36597]
[31]	[1.36521]	[66]	[31.01886]
[32]	[1.49559]	[67]	[32.48502]
[33]	[1.63186]	[68]	[34.04454]
[34]	[1.77570]	[69]	[35.70248]
[35]	[1.93720]	[70]	[37.45463]
RIDER DATA CONTINUED ON NEXT PAGE

ICC14 PLI 522-2014 Page 4

PROCESSING DATE: [XXX XX, XXXX] POLICY NO. [XX XXX XXX]

LAPSE PROTECTION RIDER DATA CONTINUED

Contract Year	Monthly Rate	Contract Year	Monthly Rate
[71]	[38.62500]	[79]	[37.50000]
[72]	[38.06250]	[80]	[37.50000]
[73]	[37.50000]	[81]	[37.50000]
[74]	[37.50000]	[82]	[37.50000]
[75]	[37.50000]	[83]	[37.50000]
[76]	[37.50000]	[84]	[37.50000]
[77]	[37.50000]	[85]	[37.50000]
[78]	[37.50000]	[86]	[37.50000]

RIDER DATA CONTINUED ON NEXT PAGE

ICC14 PLI 522-2014 Page 5

PROCESSING DATE: [XXX XX, XXXX] POLICY NO. [XX XXX XXX]

LAPSE PROTECTION RIDER DATA CONTINUED

[Table of No-Lapse Monthly Insurance Rates per $1,000 of No-Lapse Net Amount at Risk for Rider to Provide Acceleration of Death Benefit]

Contract Year	Monthly Rate	Contract Year	Monthly Rate
[1]	[0.01259]	[36]	[0.31764]
[2]	[0.00830]	[37]	[0.35182]
[3]	[0.00993]	[38]	[0.39180]
[4]	[0.01144]	[39]	[0.43390]
[5]	[0.01307]	[40]	[0.47916]
[6]	[0.01458]	[41]	[0.52843]
[7]	[0.01621]	[42]	[0.58399]
[8]	[0.01810]	[43]	[0.64859]
[9]	[0.02011]	[44]	[0.72363]
[10]	[0.02250]	[45]	[0.80773]
[11]	[0.02527]	[46]	[0.90150]
[12]	[0.02853]	[47]	[1.00344]
[13]	[0.03218]	[48]	[1.11141]
[14]	[0.03595]	[49]	[1.22931]
[15]	[0.03947]	[50]	[1.36041]
[16]	[0.04299]	[51]	[1.50622]
[17]	[0.04688]	[52]	[1.66661]
[18]	[0.05128]	[53]	[1.83995]
[19]	[0.05644]	[54]	[2.02422]
[20]	[0.06209]	[55]	[2.21754]
[21]	[0.06901]	[56]	[2.41011]
[22]	[0.07642]	[57]	[2.59966]
[23]	[0.08447]	[58]	[2.79826]
[24]	[0.09302]	[59]	[3.00767]
[25]	[0.10194]	[60]	[3.22826]
[26]	[0.11841]	[61]	[3.44672]
[27]	[0.13236]	[62]	[3.66003]
[28]	[0.14857]	[63]	[3.88729]
[29]	[0.16630]	[64]	[4.12963]
[30]	[0.18477]	[65]	[4.38819]
[31]	[0.20401]	[66]	[4.63519]
[32]	[0.22349]	[67]	[4.85427]
[33]	[0.24385]	[68]	[5.08732]
[34]	[0.26535]	[69]	[5.33506]
[35]	[0.28948]	[70]	[5.59689]
RIDER DATA CONTINUED ON NEXT PAGE

ICC14 PLI 522-2014                                                                                                                    Page 6

PROCESSING DATE: [XXX XX, XXXX] POLICY NO. [XX XXX XXX]

LAPSE PROTECTION RIDER DATA CONTINUED

Contract Year	Monthly Rate	Contract Year	Monthly Rate
[71]	[5.87267]	[79]	[8.77048]
[72]	[6.16542]	[80]	[9.23430]
[73]	[6.47601]	[81]	[9.72426]
[74]	[6.80559]	[82]	[10.24125]
[75]	[7.15490]	[83]	[10.78640]
[76]	[7.52482]	[84]	[11.36045]
[77]	[7.91674]	[85]	[11.96216]
[78]	[8.33154]	[86]	[12.56965]

RIDER DATA CONTINUED ON NEXT PAGE

ICC14 PLI 522-2014 Page 7

PROCESSING DATE: [XXX XX, XXXX] POLICY NO. [XX XXX XXX]

LAPSE PROTECTION RIDER DATA CONTINUED

NO-LAPSE CHARGE FOR SALES EXPENSES RATE TABLE (see Rider to Provide Lapse Protection for details)

                                                                      Initial Rate                                                                                       Ultimate Rate                                                                                               Premium Allocation Amount
Contract Date
[4.00%]	[4.00%]	[$2,598.99]
changing on [MAY 1, 2018] to:
[3.00%]	[3.00%]	[$2,598.99]
changing on [MAY 1, 2024] to:
[0.00%]	[0.00%]	[$2,598.99]
changing on [MAY 1, 2039] to:
[0.00%]	[0.00%]	[$2,442.25]
changing on [MAY 1, 2054] to:
[0.00%]	[0.00%]	[$2,311.00]
changing on [MAY 1, 2079] to:
[0.00%]	[0.00%]	[$2,290.00]

END OF RIDER DATA

ICC14 PLI 522-2014 Page 8

PROCESSING DATE: [XXX XX, XXXX] POLICY NO. [XX XXX XXX]

LAPSE PROTECTION RIDER DATA

No-Lapse Adjustments to Premium Payments

From each premium paid we will:

subtract a no-lapse administrative charge of 3.75% of the premium paid.

subtract a no-lapse charge for sales expenses as described under No-Lapse Charge for Sales Expenses.

The remainder of the premium is the no-lapse invested premium amount.

No-Lapse Adjustments to the No-Lapse Contract Fund

On the Contract Date the no-lapse contract fund is equal to the no-lapse invested premium amount credited on that date, minus any of the charges described below which may be due on that date.
On each day after the contract date, we will adjust the no-lapse contract fund by: adding any no-lapse invested premium amounts.

adding no-lapse interest on that portion of the no-lapse contract fund in excess of the amount of any loan as follows:

Contract Year(s)		Effective Annual Rate of No-Lapse Interest
1 - 2	1.00%	(0.00272616% a day)
3 - 4	1.62%	(0.00440289% a day)
5	2.25%	(0.00609624% a day)
6	2.75%	(0.00743279% a day)
7	3.50%	(0.00942549% a day)
8	4.50%	(0.01206015% a day)
9	5.50%	(0.01466978% a day)
10	6.00%	(0.01596536% a day)
11	6.50%	(0.01725486% a day)
12 and later	7.00%	(0.01853833% a day)

adding no-lapse interest on that portion of the no-lapse contract fund equal to the amount of any loan at an effective annual rate of 1% (0.00272616% per day).

subtracting any withdrawals.

RIDER DATA CONTINUED ON NEXT PAGE

ICC14 PLI 522-2014                                                                                                            Unisex Page 1

PROCESSING DATE: [XXX XX, XXXX] POLICY NO. [XX XXX XXX]
LAPSE PROTECTION RIDER DATA CONTINUED And on each monthly date, we will adjust the no-lapse contract fund by:

subtracting a monthly charge for administrative expenses of:

[$0.19] per $1,000 of the basic insurance amount plus $9.00;
changing on [MAY 1, 2024] to [$0.00] of the basic insurance amount plus $9.00 thereafter.

subtracting a monthly charge for the no-lapse cost of insurance (see No-Lapse Cost of Insurance).

[subtracting a monthly no-lapse charge for the Payment of Invested Premium Amount Benefit Upon Insured’s Total Disability (Rider VL 100 B4 of [7.519%] of the current total disability benefit as described in the Total Disability Benefit provision in the rider .]

[subtracting a maximum monthly no-lapse charge for Insured’s Accidental Death Benefit (Rider VL 110 B) of [$1.66]. ]

[subtracting a monthly no-lapse charge for the Rider to Provide Acceleration of Death Benefit
(Rider ICC14 VL 145 B3). This charge will be waived from the time benefit payments begin.]

[subtracting a maximum monthly no-lapse charge for Level Term Insurance Benefit on Dependent Children (Rider [VLU 182 B]) of [$10.36] payable until [MAY 1, 2054]. ]

[subtracting a maximum monthly no-lapse charge for Level Term Insurance Benefit on Dependent Children (Rider [VLU 184 B]) of [$10.36] payable until [MAY 1, 2054]. ]

And on each contract anniversary shown in the Schedule of Lapse Protection Enhancement Rates, we will adjust the no-lapse contract fund by:

adding any Lapse Protection Enhancement in accordance with the schedule provided below (see Lapse Protection Enhancement).

RIDER DATA CONTINUED ON NEXT PAGE

ICC14 PLI 522-2014                                                                                                            Unisex Page 2

PROCESSING DATE: [XXX XX, XXXX] POLICY NO. [XX XXX XXX]
LAPSE PROTECTION RIDER DATA CONTINUED Schedule of Lapse Protection Enhancement Rates

On the contract anniversaries specified below, we will calculate any Lapse Protection Enhancement and add the result to the no-lapse contract fund (see Lapse Protection Enhancement).

Contract Anniversary                                        Portion Rate                                  Reset Rate

[19] and later                                                 [65%]                                              [100%]

RIDER DATA CONTINUED ON NEXT PAGE

ICC14 PLI 522-2014                                                                                                           Unisex Page 3

PROCESSING DATE: [XXX XX, XXXX] POLICY NO. [XX XXX XXX]

LAPSE PROTECTION RIDER DATA CONTINUED

Table of No-Lapse Monthly Insurance Rates per $1,000 of No-Lapse Net Amount at Risk

Contract Year	Monthly Rate	Contract Year	Monthly Rate
[1]	[0.09279]	[36]	[2.12563]
[2]	[0.09373]	[37]	[2.35443]
[3]	[0.09467]	[38]	[2.62192]
[4]	[0.09563]	[39]	[2.90370]
[5]	[0.09660]	[40]	[3.20652]
[6]	[0.09757]	[41]	[3.53627]
[7]	[0.10851]	[42]	[3.90806]
[8]	[0.12113]	[43]	[4.34042]
[9]	[0.13459]	[44]	[4.84260]
[10]	[0.15057]	[45]	[5.40534]
[11]	[0.16907]	[46]	[6.03284]
[12]	[0.19094]	[47]	[6.71503]
[13]	[0.21534]	[48]	[7.43760]
[14]	[0.24058]	[49]	[8.22661]
[15]	[0.26412]	[50]	[9.10394]
[16]	[0.28768]	[51]	[10.07970]
[17]	[0.31376]	[52]	[11.15303]
[18]	[0.34320]	[53]	[12.31300]
[19]	[0.37768]	[54]	[13.54615]
[20]	[0.41553]	[55]	[14.83986]
[21]	[0.46180]	[56]	[16.12853]
[22]	[0.51143]	[57]	[17.39701]
[23]	[0.56526]	[58]	[18.72605]
[24]	[0.62246]	[59]	[20.12744]
[25]	[0.68219]	[60]	[21.60368]
[26]	[0.79238]	[61]	[23.06564]
[27]	[0.88575]	[62]	[24.49309]
[28]	[0.99426]	[63]	[26.01392]
[29]	[1.11286]	[64]	[27.63569]
[30]	[1.23652]	[65]	[29.36597]
[31]	[1.36521]	[66]	[31.01886]
[32]	[1.49559]	[67]	[32.48502]
[33]	[1.63186]	[68]	[34.04454]
[34]	[1.77570]	[69]	[35.70248]
[35]	[1.93720]	[70]	[37.45463]
RIDER DATA CONTINUED ON NEXT PAGE

ICC14 PLI 522-2014 Unisex Page 4

PROCESSING DATE: [XXX XX, XXXX] POLICY NO. [XX XXX XXX]

LAPSE PROTECTION RIDER DATA CONTINUED

Contract Year	Monthly Rate	Contract Year	Monthly Rate
[71]	[38.62500]	[79]	[37.50000]
[72]	[38.06250]	[80]	[37.50000]
[73]	[37.50000]	[81]	[37.50000]
[74]	[37.50000]	[82]	[37.50000]
[75]	[37.50000]	[83]	[37.50000]
[76]	[37.50000]	[84]	[37.50000]
[77]	[37.50000]	[85]	[37.50000]
[78]	[37.50000]	[86]	[37.50000]

RIDER DATA CONTINUED ON NEXT PAGE

ICC14 PLI 522-2014 Unisex Page 5

PROCESSING DATE: [XXX XX, XXXX] POLICY NO. [XX XXX XXX]

LAPSE PROTECTION RIDER DATA CONTINUED

[Table of No-Lapse Monthly Insurance Rates per $1,000 of No-Lapse Net Amount at Risk for Rider to Provide Acceleration of Death Benefit]

Contract Year	Monthly Rate	Contract Year	Monthly Rate
[1]	[0.01259]	[36]	[0.31764]
[2]	[0.00830]	[37]	[0.35182]
[3]	[0.00993]	[38]	[0.39180]
[4]	[0.01144]	[39]	[0.43390]
[5]	[0.01307]	[40]	[0.47916]
[6]	[0.01458]	[41]	[0.52843]
[7]	[0.01621]	[42]	[0.58399]
[8]	[0.01810]	[43]	[0.64859]
[9]	[0.02011]	[44]	[0.72363]
[10]	[0.02250]	[45]	[0.80773]
[11]	[0.02527]	[46]	[0.90150]
[12]	[0.02853]	[47]	[1.00344]
[13]	[0.03218]	[48]	[1.11141]
[14]	[0.03595]	[49]	[1.22931]
[15]	[0.03947]	[50]	[1.36041]
[16]	[0.04299]	[51]	[1.50622]
[17]	[0.04688]	[52]	[1.66661]
[18]	[0.05128]	[53]	[1.83995]
[19]	[0.05644]	[54]	[2.02422]
[20]	[0.06209]	[55]	[2.21754]
[21]	[0.06901]	[56]	[2.41011]
[22]	[0.07642]	[57]	[2.59966]
[23]	[0.08447]	[58]	[2.79826]
[24]	[0.09302]	[59]	[3.00767]
[25]	[0.10194]	[60]	[3.22826]
[26]	[0.11841]	[61]	[3.44672]
[27]	[0.13236]	[62]	[3.66003]
[28]	[0.14857]	[63]	[3.88729]
[29]	[0.16630]	[64]	[4.12963]
[30]	[0.18477]	[65]	[4.38819]
[31]	[0.20401]	[66]	[4.63519]
[32]	[0.22349]	[67]	[4.85427]
[33]	[0.24385]	[68]	[5.08732]
[34]	[0.26535]	[69]	[5.33506]
[35]	[0.28948]	[70]	[5.59689]
RIDER DATA CONTINUED ON NEXT PAGE

ICC14 PLI 522-2014                                                                                                          Unisex Page 6

PROCESSING DATE: [XXX XX, XXXX] POLICY NO. [XX XXX XXX]

LAPSE PROTECTION RIDER DATA CONTINUED

Contract Year	Monthly Rate	Contract Year	Monthly Rate
[71]	[5.87267]	[79]	[8.77048]
[72]	[6.16542]	[80]	[9.23430]
[73]	[6.47601]	[81]	[9.72426]
[74]	[6.80559]	[82]	[10.24125]
[75]	[7.15490]	[83]	[10.78640]
[76]	[7.52482]	[84]	[11.36045]
[77]	[7.91674]	[85]	[11.96216]
[78]	[8.33154]	[86]	[12.56965]

RIDER DATA CONTINUED ON NEXT PAGE

ICC14 PLI 522-2014 Unisex Page 7

PROCESSING DATE: [XXX XX, XXXX] POLICY NO. [XX XXX XXX]

LAPSE PROTECTION RIDER DATA CONTINUED

NO-LAPSE CHARGE FOR SALES EXPENSES RATE TABLE (see Rider to Provide Lapse Protection for details)

Initial Rate Ultimate Premium Allocation Rate Amount

Contract Date                                               [4.00%]                                              [4.00%]                         [$2,598.99]
changing on [MAY 1, 2018] to:                 [3.00%]                                              [3.00%]                         [$2,598.99]
changing on [MAY 1, 2024] to:                 [0.00%]                                              [0.00%]                         [$2,598.99]
changing on [MAY 1, 2039] to:                 [0.00%]                                              [0.00%]                         [$2,442.25]
changing on [MAY 1, 2054] to:                 [0.00%]                                              [0.00%]                         [$2,311.00]
changing on [MAY 1, 2079] to:                 [0.00%]                                              [0.00%]                         [$2,290.00]

END OF RIDER DATA

ICC14 PLI 522-2014 Unisex Page 8